                                                             Exhibit 99.906.cert

FORM N-CSR ITEM 11(b) EXHIBIT

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

       The undersigned hereby certify in their capacity as Treasurer and President, respectively, of Eaton Vance Series Trust II (the "Trust") that:

  (a) the Annual Report of the Trust on Form N-CSR for the period ended September 30, 2004 (the "Report") fully complies with the requirements of
      Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

  (b) the information contained in the Report fairly presents, in all material respects, the financial condition and the results of operations of the Trust for such period.

A SIGNED ORIGINAL OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906 HAS BEEN PROVIDED TO THE TRUST AND WILL BE RETAINED BY THE TRUST AND FURNISHED TO THE SECURITIES AND EXCHANGE COMMISSION OR ITS STAFF UPON REQUEST.


Eaton Vance Series Trust II

Date: November 19, 2004


/s/ Bryan J. Doddy
-----------------------------
Bryan J. Doddy
Treasurer


Date: November 19, 2004

/s/ Michael W. Weilheimer
-----------------------------
Michael W. Weilheimer
President